Exhibit      32.1

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Sunburst Acquisitions IV, Inc. (the "Company") on Form 10-QSB for the period ending November, 2003, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Terry Fields, President and a Director of the Company, certify, pursuant to 18 U.S.C. ss. 1350, as adopted pursuant to ss. 906 of the Sarbanes-Oxley Act of 2002, that:

1)         The Report fully complies with the requirement of Section 13(a) or 15 (d) of the Securities Exchange Act of 1934; and

2)         The information contained in the Report fairly presents, in all material respects, the Company's financial position and results of operations.

By:/S/ TERRY FIELDS
Terry Fields, President and Director

Date: January 14, 2004